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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing with the Securities and Exchange Commission of the Annual Report of Meritage Hospitality Group Inc. (the "Company") on Form 10-K for the period ending November 27, 2005 (the "Report"), I, Gary A. Rose, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 21, 2006                MERITAGE HOSPITALITY GROUP INC.


                                        By: /s/ Gary A. Rose
                                            ------------------------------------
                                            Gary A. Rose
                                            Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities & Exchange Commission or its staff upon request.